UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2016

PAYMEON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2599 North Federal Highway, Fort Lauderdale, Florida  33305

(Address of principal executive offices) (Zip Code)

954-565-0562

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

COMPLETION OF AN ACQUISITION OR DISPOSITION OF ASSETS

Effective November 18, 2016, the Company assigned all of its interests in Prodeco Technologies, LLC, held by Ebike, LLC and A Better Bike, LLC to Tavone Family Holdings, LLC in consideration of a total cash payment of $30,000 pursuant to an Assignment and Assumption Agreement dated November 18, 2016.  The Company owned its Prodeco Technologies LLC interests through its 100% ownership of Ebike, LLC and A Better Bike, LLC.

The foregoing summary of the terms and conditions of the Agreement do not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as an Exhibit hereto, and which is hereby incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

10.1	Assignment and Assumption Agreement dated November 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMEON, INC.

/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
November 21, 2016